                                       WARRANT

             to Purchase 37,500 Shares of Common Stock at $6.00 per share

                                 ELTRAX SYSTEMS, INC.

                                   October 31, 1996


    THIS CERTIFIES that B. Taylor Koonce or any permitted successor or assign (the "HOLDER") is entitled to purchase from Eltrax Systems, Inc., a Minnesota corporation (the "COMPANY"), at any time during the period commencing on the date of this Warrant and ending at 5:00 p.m., Minneapolis, Minnesota time, on October 30, 2006 (the "EXPIRATION DATE"), Thirty-Seven Thousand Five Hundred (37,500) fully paid and nonassessable shares of the common stock of the Company, $.01 par value (the "COMMON STOCK"), or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this Warrant (such shares or other securities purchasable upon exercise of this Warrant being herein called the "SHARES"), at the purchase price of $6.00 per share. The foregoing purchase price, as it may be adjusted pursuant to the anti-dilution provisions of this Warrant, is referred to herein as the "PURCHASE PRICE."

    This Warrant is subject to the following provisions, terms and conditions:

1.  Exercisability; Termination of Employment; Transferability.

    (a) The rights represented by this Warrant shall be exercisable with respect to the Shares in thirty-six (36) monthly installments, commencing on October 31, 1996 and ending October 31, 1999. On the first business day during each of the first thirty-five (35) installments and subject to Paragraph 1(b) below, One Thousand Forty-One (1,041) Shares shall be available for exercise on the last day of each month, commencing in October 1996 and ending September 1999. On October 31, 1999, the remaining One Thousand Sixty-Five (1,065) Shares shall be available for exercise. The foregoing rights to exercise this Warrant shall be cumulative with respect to the Shares becoming exercisable on each such date, but in no event shall this Warrant be exercisable after, and this Warrant shall become void and expire as to all unexercised Shares on, the Expiration Date.

    (b) Notwithstanding the installment exercise limitations of Section 1(a) hereof, this Warrant shall not become exercisable as to any further Shares from and after (i) the last day of the month in which the Holder dies while an employee of the Company or one of its Subsidiaries; (ii) the last day of the six-month period of the Holder's inability to perform his duties under his Employment and Non-Competition Agreement dated of even date herewith by reason of a "DISABILITY" (as defined in the Employment and Non-Competition Agreement); (iii) the last day of the month in which the Holder's employment with the Company and all of its Subsidiaries terminates due to the retirement of the Holder pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Holder ("RETIREMENT"); and (iv) the last day of the month in which the Holder's employment with the Company and

--------------------------------------------------------------------------------
THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH AT THE BOTTOM OF THE LAST PAGE HEREOF.

         all of its Subsidiaries terminates for any reason other than death, Disability, Retirement or termination "without cause" (as defined in the Employment and Non-Competition Agreement). If the Holder's employment is terminated without cause, this Warrant will continue to vest in accordance with the provisions of Paragraph 1(a) hereof.

    (c) Notwithstanding the above, the rights represented by this Warrant may be exercised by surrendering this Warrant, with the Purchase Form attached hereto (or a reasonable facsimile thereof) duly executed, at the principal office of the Company, and by paying the Purchase Price in full for the Shares purchasable upon such exercise in cash or by certified or official bank check payable to the order of the Company.

    (d) This Warrant may not be transferred, or divided into two or more Warrants of smaller denominations, unless each of the conditions provided in Paragraph 6 below is first satisfied and such transfer is not in violation of federal or state securities laws.

    (e) This Warrant is issued only as a registered Warrant and until it is transferred on the records of the Company, the Company may treat the person in whose name it is registered as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

2.  ISSUANCE OF SHARES.

    The Company agrees that the Shares so purchased shall be and are deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares. Certificates for the Shares purchased shall be delivered to the Holder within twenty (20) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for the Shares, except in accordance with the provisions and subject to the limitations of Paragraph 6 below.

3.  COVENANTS OF COMPANY.

    The Company covenants and agrees that all Shares that may be issued upon the exercise of this Warrant have been duly authorized and reserved for issuance upon the exercise of this Warrant, and the Shares, when so issued, delivered and paid for upon such exercise in accordance with the terms of this Warrant, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

4.  ANTI-DILUTION ADJUSTMENTS.

    The foregoing provisions are, however, subject to the following:

    (a) The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of Shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

    (b) In case the Company shall at any time subdivide the outstanding shares of its Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of its Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

    (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder of this Warrant shall have the right to purchase and receive on the basis and on the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately therefore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as would have been issued or delivered to the Holder of this Warrant if the Holder had exercised this Warrant and received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of stock securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

    (d) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Paragraphs 4(b) or 4(c) hereof, but which should, in the Company's opinion, result in an adjustment in the Purchase Price and/or the number of Shares subject to the Warrant in order fairly to protect the rights of the Holder of this Warrant, then the Company shall make an appropriate adjustment in the Purchase Price or the number of Shares to be received upon exercise of this Warrant.

    (e) No adjustment of the Purchase Price shall be made if the amount of such adjustment is less than $.0l per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any other adjustment or adjustments so carried forward, shall amount to not less than $.01 per share.

    (f) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share of Common Stock which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

    (g) Upon any adjustment of the Purchase Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.  NO RIGHTS OF SHAREHOLDERS.

    This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

6.  RESTRICTIONS ON TRANSFER.

    The Holder, by acceptance hereof, represents and warrants that (a) the Holder is acquiring this Warrant for the Holder's own account for investment purposes only and not with a view to its resale or distribution, and (b) the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws or an exemption from such registration, the availability of which shall be determined by an opinion of counsel acceptable to the Company,
(x) the Company will not accept the exercise of this Warrant or issue certificates for Shares, and (y) neither this Warrant nor any Shares may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any Shares shall be stamped with the appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any Shares of the Holder's intention to do so, describing briefly the manner of any proposed exercise or transfer. Within twenty (20) days of receiving such written notice, the Company shall notify the Holder as to whether such exercise or transfer may be effected.

7.  REGISTRATION RIGHTS.

    (a) At any time after October 31, 1999 and ending on October 31, 2008, upon the written demand of the holders of this Warrant and the shares of Common Stock acquired upon exercise of this Warrant, the Company will prepare and file a registration statement relating to the offer and sale by the holders from time to time of (i) the shares of Common Stock issuable upon exercise of this Warrant, (ii) the shares of Common Stock owned by such holders which were issued upon the exercise of this Warrant (the "WARRANT SHARES") and (iii) any shares of Common Stock issued in respect of such Warrant Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, other distributions or similar events) (collectively, the "REGISTRABLE SHARES") not theretofore sold by the holders and requested by such holders to be registered, and will use its good faith reasonable efforts to cause such registration statement to become effective under the rules of the Securities and Exchange Commission (the "COMMISSION"). The Company will maintain the continuous effectiveness of such registration statement until the earlier of two (2) years following the effectiveness of such registration statement with the Commission, or the date on which all such shares have been sold. The Company shall not be required to effect more than one (1) registration pursuant to this paragraph (a).

    (b) If the Company, at any time after October 31, 1996 and ending on October 31, 2008, proposes to register under the Securities Act of 1933, as amended (the "1933 ACT"), an offering of any of its securities (the "OTHER SECURITIES"), the Company shall give written notice as promptly as possible of such proposed registration to all registered holders of this Warrant and the shares of Common Stock acquired upon exercise of this Warrant. At the request of such holders made within twenty (20) days after the giving of such notice, the Company will use all good faith reasonable efforts to cause the offering of such amount of the Registrable Shares, as such holders shall request to be included in such registration, upon the same terms (including the method of distribution) as any such offering by the Company; provided that (i) the Company shall not be obligated to include any such shares of Common Stock acquired upon exercise of this Warrant in any such registration for any holder who is able to sell all of such shares of Common Stock during a three-month period beginning on the date such notice is received by such holder pursuant to Rule 144 under the 1933 Act (or any other similar rule or regulation); (ii) the Company shall only be obligated to include this Warrant in any such registration where (A) the Common Stock issuable upon the exercise of such Warrant is also included in such registration, and (B) it is contemplated that such Warrant will be exercised and such Common Stock will be offered in connection with such registration; (iii) the Company shall not be required to give notice or include this Warrant or the Common Stock issuable upon exercise of this Warrant in any such registration if the proposed registration is not to be made on Form S-1, Form SB-l, Form SB-2 or Form S-3 under the 1933 Act (or any other form then appropriate for the registration of shares of Common Stock) or is primarily (A) a registration of a stock option or compensation plan or of securities issued or issuable pursuant to any such plan, or (B) any registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (iv) the Company may, in its sole discretion and without the consent of any holder, withdraw such registration statement and abandon the proposed offering in which any such holder had requested to participate; provided, however, that if the Company determines not to proceed after the filing of a registration statement and the Company's decision not to proceed is based primarily on the anticipated offering price of the securities, the Company shall promptly complete the registration for the benefit of those holders who wish to proceed and who agree to bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed; (v) the Company shall not be required to include in any such registration any shares of Common Stock previously duly registered under the 1933 Act upon original issuance; (vi) if the offering to which the registration statement relates is to be distributed by or through an underwriter and a greater number of securities is offered for participation in the proposed underwriting than in the reasonable opinion of the Company's underwriter delivered to the holder in writing can be accommodated without significantly adversely affecting the proposed underwriting, the amount of such securities proposed to be offered for the accounts of all persons other than the Company may be reduced pro rata, in accordance with the number of shares of Common Stock proposed to be sold by each such holder, or eliminated from such underwritten public offering entirely; provided, however, that upon the request of such holders, any such shares excluded from the underwritten offering shall be included in the registration statement but shall be withheld from the market for such period of time, not to exceed ninety (90) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; and (vii) if the offering to which the registration statement relates is to be distributed by or through an underwriter, each such holder shall agree, as a condition to the inclusion of such holder's securities in such registration, to sell securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of any shares of Common Stock not sold by such holder in such offering for such period (up to one hundred eighty
         (180) days after the effective date of the registration statement) as may be required by the underwriter.

    (c) The costs and expenses of all registrations made pursuant to this Paragraph 7, including but not limited to legal fees, special audit fees, printing expenses, filing fees, fees and expenses relating to qualifications under state securities or blue sky laws and the premiums for insurance, if any, incurred by the Company in connection with any registration made pursuant to this Paragraph 7 shall be borne entirely by the Company; provided, however, that any holders participating in such registration shall bear their own underwriting discounts and commissions and the fees and expenses of their own counsel or accountants in connection with any such registration.

    (d) Whenever required under this Paragraph 7 to use its good faith reasonable efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously and as reasonably possible:

         1. Prepare and file with the Commission a registration statement covering such Registrable Shares and use its good faith reasonable efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible; PROVIDED, HOWEVER, that each of the holders of the Registrable Shares who wishes to participate in such registration shall furnish to the Company, within fifteen (15) days following a request by the Company, such information concerning such holder to be included in such registration statement as may be reasonably requested by the Company; PROVIDED, FURTHER, that it is understood and acknowledged that the Company may be required to suspend effectiveness of such registration statement or notify the holders of the Registrable Shares to suspend any effort to effect sales of the Registrable Shares if the Company has entered into a letter of intent or definitive agreement with respect to an acquisition or sale that would materially affect the Company's business.

         2. Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective as required under this Paragraph 7 and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the 1933 Act.

         3. Furnish to selling holders such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

         4. Use is good faith reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, such Registrable Shares under the securities laws of such jurisdictions in which the Company shall register securities to be sold by the Company pursuant to the same registration under the Act, if applicable, or such jurisdictions as the holders shall reasonably request, provided that the Company shall not be required to register in any states which require it to qualify to do business or subject itself to general service of process.

         5. Promptly notify each selling holder of such Registrable Shares at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

         6. Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement.

         7. Make available for inspection by any selling holder of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         8. Promptly notify the selling holders of Registrable Shares and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (1) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (2) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) the issuance of any stop order suspending the effectiveness of the registration statement, and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction.

    (e) In the event of any registration of Registrable Shares pursuant to this Paragraph 7, the Company shall indemnify each such holder, its officers and directors, and each person, if any, who controls such holder within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such holder expressly for use therein. The obligations of the Company to register any of its securities in accordance with the foregoing shall be subject to the condition that each holder shall agree in writing to indemnify the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and each underwriter of such Registrable Shares so registered, and each person, if any, who controls such underwriter within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages and liabilities caused by any untrue statement or omission made in reliance upon and in conformity with information furnished in writing by such holder to the Company expressly for use in such registration statement, prospectus or offering circular; PROVIDED, HOWEVER, that the obligations of each such seller hereunder shall be limited to an amount equal to the proceeds to such seller of Registrable Shares sold in connection with such registration.

    (f) In order to provide for just and equitable contribution to joint liability under the 1933 Act in circumstances in which the indemnity provisions provided for in this section are for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms; then, in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as shall be appropriate to reflect the relative fault of the Company, on the one hand, and such holder, on the other hand, with such relative fault determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the 1933 Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

    (g) The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Paragraph 7, and for that purpose references hereunder to "Registrable Shares" or "Shares" shall be deemed to be references to the securities which the holders would be entitled to receive in exchange for this Warrant or Shares under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this paragraph

         (i) shall not apply (a) in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all holders are entitled to receive in exchange for their Warrant and Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the 1933 Act, (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the 1993 Act, or (b) if the surviving corporation will become obligated as a matter of law to assume the Company's obligations under this Paragraph 7.

8.  SUCCESSORS AND ASSIGNS.

    All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

9.  MODIFICATION OF WARRANT.

    Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    IN WITNESS WHEREOF, Eltrax Systems, Inc. has caused this Warrant to be signed and delivered by its duly authorized officer as of this 31st day of October, 1996.


                                       ELTRAX SYSTEMS, INC.


                                       By  /s/ Mack V. Traynor, III
                                         --------------------------------------
                                       Its President and CEO
                                          -------------------------------------


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TO: ELTRAX SYSTEMS, INC.

              *              *              *              *

PURCHASE FORM--To be executed by the Registered Holder in Order to Exercise Warrants

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, _____ shares of Common Stock provided for therein, and request that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number            -----------------------------------
of registered holder of                (Name)
certificate
                                       -----------------------------------
                                       (Address)

 -----------------------------------
|                                  |   -----------------------------------
|                                  |   (Name)
|                                  |
 -----------------------------------   -----------------------------------
                                       (Address)

Date:                             Signature(s):
    --------------------
                                       -----------------------------------


and if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant for the balance of the shares purchasable under such Warrant be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

                                       Name of Holder or Assignee:

                                       -----------------------------------
                                       (Please print)

                                       Address:

                                       -----------------------------------

                                       -----------------------------------

ASSIGNMENT FORM--To be executed by the Registered Holder in Order to Transfer Warrants

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers _____________________ of the Warrants represented by the attached Warrant unto:

Please insert social security          Please print or typewrite name
or other identifying number            and address including zip code
of assignee                            of assignee


 -----------------------------------
|                                  |   -----------------------------------
|                                  |   (Name)
|                                  |
 -----------------------------------   -----------------------------------
                                       (Address)

and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the Warrant on the records of the Company with full power of substitution in the premises.

Date:                             Signature(s):
    --------------------
                                       -----------------------------------

                                       -----------------------------------


              *              *              *              *


NOTICE--The signature(s) to the Purchase Form or the Assignment Form must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.


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